                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): July 24, 2000


                         ARCH COMMUNICATIONS GROUP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

0-23232                                     31-1358569
-------                                     ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


         1800 WEST PARK DRIVE, SUITE 250, WESTBOROUGH, MA  01581
         -------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

                                 (508) 870-6700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On November 7, 1999, Arch Communications Group, Inc., a Delaware corporation (the "Company"), Paging Network, Inc., a Delaware corporation ("PageNet") and St. Louis Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into PageNet (the "Merger") with PageNet as the corporation surviving in the Merger.

         On July 24, 2000, the Company, PageNet and Merger Sub entered into a further amendment of the Merger Agreement which: (i) decreases the merger consideration to be paid to PageNet stockholders such that PageNet stockholders will receive 0.08365112 of a share of the Company's common stock for each share of PageNet common stock they own immediately prior to the effective time of the Merger; (ii) changes the term "stockholders" to "stakeholders" in the provision regarding consideration of third party acquisition proposals by the respective boards of PageNet and the Company; (iii) increases the total number of Vast shares to be distributed to PageNet stockholders in connection with the Merger from 11.6% of the total equity ownership of Vast to 20.0% of the total equity ownership of Vast; and (iv) eliminates as a condition to the Company's obligation to effect the Merger the requirement that the Company receive a favorable tax opinion of Hale and Dorr LLP regarding the treatment of the merger for federal income tax purposes.

     On July 24, 2000, PageNet and seven of its domestic subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (In re Paging Network, Inc., et al., Case No. 00-03098 (GMS)). The Company and PageNet previously announced that their proposed merger was subject to approval by PageNet's stockholders and agreement of PageNet's bondholders to exchange their bonds for the Company's common stock. Shareholder approval and bondholder agreement will now be sought by PageNet as part of its Chapter 11 case. PageNet filed its Joint Plan of Reorganization and accompanying Disclosure Statement with the Bankruptcy Court on July 25, 2000. The Joint Plan of Reorganization is based upon the Merger Agreement and contemplates consummation of the Merger upon confirmation of the Joint Plan of Reorganization. A hearing on the adequacy of the Disclosure Statement has been scheduled for September 7, 2000.

ITEM 7.  EXHIBITS

         99.1 Amendment No. 3 to Agreement and Plan of Merger, dated as of July 24, 2000, by and among the Company, PageNet and Merger Sub.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 28, 2000                 ARCH COMMUNICATIONS GROUP, INC.


                                    By: /s/ J. Roy Pottle
                                        ----------------------------------
                                    Title: Executive Vice President
                                           and Chief Financial Officer